                                                                    EXHIBIT 4.15

                          FIFTH SUPPLEMENTAL INDENTURE

         FIFTH SUPPLEMENTAL INDENTURE, dated as of May 7, 2002 (this "Fifth Supplemental Indenture"), among AMB PROPERTY, L.P., a Delaware limited partnership (the "Operating Partnership"), AMB PROPERTY CORPORATION (the "Parent Guarantor") and STATE STREET BANK AND TRUST COMPANY OF CALIFORNIA, N.A., as Trustee hereunder (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, the Operating Partnership, the Parent Guarantor and the Trustee executed and delivered an Indenture, dated as of June 30, 1998, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, and the Fourth Supplemental Indenture, dated as of August 15, 2000 (as further supplemented hereby, the "Indenture"), to provide for the issuance by the Operating Partnership of notes evidencing its unsecured indebtedness;

         WHEREAS, pursuant to Board Resolution, the Operating Partnership has authorized the issuance of up to $400,000,000 of its Series B Medium-Term Notes due nine months or more from the date of issuance;

         WHEREAS, the Operating Partnership desires to establish the terms of such notes in accordance with Section 301 of the Indenture and to establish the form of such notes in accordance with Section 201 of the Indenture.

                                    ARTICLE 1

                                      TERMS

         SECTION 101. TERMS OF SECURITIES. There is hereby established and authorized for issuance by the Operating Partnership a series of Securities (as defined in the Indenture), the terms of which shall be as follows:

                  (a) The Securities of the series shall be designated "Series B Medium-Term Notes" (the "Notes").

                  (b) The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture from time to time (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, or 1107 of the Indenture) shall be up to $400,000,000 or the equivalent thereof in other currencies, which amount may be increased from time to time by a Board Resolution or a supplemental indenture to the Indenture or an Officers' Certificate, in either case, pursuant to authority granted under a Board Resolution, and in accordance with Section 301 of the Indenture.

                  (c) Each Note shall mature on a date which shall be nine months or more from the date of issue of such Note and shall be specified by an officer of the Parent Guarantor, as general partner of the Operating Partnership, to the Trustee in writing or by telephone (telephonic instructions to be promptly confirmed in writing) and specified in the applicable prospectus supplement or pricing supplement.

                  (d) The interest rate or rates or the method of determination thereof, if any, the date or dates or the method of determination thereof from which such interest shall accrue, the date or dates on which such interest shall be payable, and the regular record date for the interest payable on any interest payment date, in each case for a particular Note, shall each be as specified by an officer of the Parent Guarantor, as general partner of the Operating Partnership, to the Trustee in writing or by telephone (telephonic instructions to be promptly confirmed in writing); provided, however, the interest rate or rates shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

                  (e) Unless stated to the contrary in the applicable prospectus supplement or pricing supplement, the payment of principal (and premium, if any) and interest on, a Note on any day, if the Holder of such Note is The Depository Trust Company, a New York corporation (or its nominee or other depository, a "Depository"), will be made in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and the Depository (or its nominee) as may be in effect from time to time. Otherwise payment of principal (and premium, if any) and interest on the Notes shall be payable, and Notes may be surrendered for the registration of transfer or exchange, at the office of the Trustee's affiliate, State Street Bank and Trust Company, at 61 Broadway, 15th Floor, New York, New York 10006, unless the Holder of the Note is notified otherwise; provided, however, that at the option of the Operating Partnership, interest may be paid by check mailed to the address of the person entitled thereto as such address shall appear in the Operating Partnership's security register or by wire transfer to an account maintained by the payee located in the United States. Unless the Holder of the Note is notified otherwise, the place where notices or demands to or upon the Operating Partnership in respect of the Notes and the Indenture may be served shall be the Corporate Trust Office of the Trustee at 633 West Fifth Street, 12th Floor, Los Angeles, California 90071.

                  (f) To receive payment of a U.S. Dollar denominated Note upon redemption, if applicable, or at maturity, a Holder must make presentation and surrender of such Note on or before the Redemption Date or Maturity Date, if any, as specified on the face of any Note and in the applicable prospectus supplement or pricing supplement. To receive payment of a Note denominated in a Foreign Currency (as hereinafter defined) or composite currency upon redemption or at maturity, a Holder must make presentation and surrender of such Note not less than two Business Days (as defined in the Notes) prior to the Redemption Date or Maturity Date, if any, as specified on the face of any Note and in the applicable prospectus supplement or pricing supplement. Upon presentation and surrender of a Note denominated in a Foreign Currency or composite currency at any time after the date two Business Days prior to the Redemption Date or Maturity Date, if any, as specified on the face of any Note and in the applicable prospectus supplement or pricing supplement, the Operating Partnership will pay the principal amount (and premium, if any) of such Note, and any interest due upon redemption or at maturity (unless the Redemption Date or Maturity Date is an Interest Payment Date, as specified on the face of the Note and in the applicable prospectus supplement or pricing supplement), two Business Days after such presentation and surrender.

                  (g) Unless stated to the contrary on the face of any Note and in the applicable prospectus supplement or pricing supplement, a Note will not be subject to redemption prior to its Maturity Date. If stated on the face of a Note and in the applicable prospectus supplement or pricing supplement, such Note will be redeemable in whole or in part at the option of the Operating Partnership, in accordance with Article Eleven of the Indenture and the terms set forth in such Note and the applicable prospectus supplement or pricing supplement.

                  (h) Unless stated to the contrary on the face of any Note and in the applicable prospectus supplement or pricing supplement, such Note will not be subject to repayment prior to its Maturity Date. If stated on the face of a Note and in the applicable prospectus supplement or pricing supplement, such Note will be repayable by the Operating Partnership in whole or in part at the option of the Holder in accordance with the terms set forth in such Note and the applicable prospectus supplement or pricing supplement.

                  (i) Unless stated to the contrary on the face of a Note and in the applicable prospectus supplement or pricing supplement, Notes shall be issuable in minimum denominations of (i) if the Notes are denominated in U.S. Dollars, $1,000 and in any larger amount in integral multiples of $1,000 and (ii) if the Notes are denominated in a currency other than U.S. Dollars (a "Foreign Currency") or in a composite currency, the equivalent in such Foreign Currency or composite currency determined in accordance with the Market Exchange Rate (as defined in the Notes) for such Foreign Currency or composite currency on the Business Day immediately preceding the date on which the Operating Partnership accepts an offer to purchase the Note, of $1000 (rounded to an integral multiple of 1,000 units of the Foreign Currency or composite currency), and in any larger amount in integral multiples of 1,000 units. The principal amount of any particular Note shall be determined by an officer of the Parent Guarantor, as general partner of the Operating Partnership, and specified to the Trustee in writing or by telephone (telephonic instructions to be promptly confirmed in writing).

                  (j) Initially, unless otherwise stated to the contrary on the face of any Note and in the applicable prospectus supplement or pricing supplement, the Trustee shall be the registrar, transfer agent, authenticating agent, exchange rate agent, calculation agent and paying agent for the Notes. The Operating Partnership may from time to time name other or additional registrars, paying agents, authenticating agents, exchange rate agents, calculation agents or transfer agents.

                  (k) Unless stated to the contrary on the face of a Note and in the applicable prospectus supplement or pricing supplement, such Note shall be issuable only in registered form without coupons in book-entry form, represented by one or more global notes recorded in the book-entry system maintained by The Depository Trust Company. If specified on the face thereof, Notes may be issued in certificated form issued to, and registered in the name of, the beneficial owner or its nominee.

                  (l) The Notes are not convertible into any other security of the Operating Partnership or the Parent Guarantor. The Notes shall constitute senior unsecured and unsubordinated obligations of the Operating Partnership and will rank equally with all other unsecured and unsubordinated indebtedness of the Operating Partnership from time to time outstanding.

                  (m) There are no restrictive covenants pertaining to the Notes other than those contained in the Indenture. Unless stated to the contrary on the face of any Note and in the applicable prospectus supplement or pricing supplement, the holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events. The Notes shall have no additional Events of Default in addition to the Events of Default set forth in Article Five of the Indenture.

                  (n) The Notes will be unconditionally guaranteed on an unsecured basis by the Parent Guarantor and, if required by Section 1013 of the Indenture, the Subsidiary Guarantors.

         SECTION 102. FORM OF NOTES. The Notes shall be in the form of, and shall have the terms set forth in, the specimens thereof attached hereto as Exhibits A and B in fully registered fixed rate and floating rate form, respectively, with applicable blank terms completed and additional terms added to reflect settlement and other specific information, which terms shall be specified by an officer of the Parent Guarantor, as general partner of the Operating Partnership to the Trustee in writing or by telephone (telephonic instructions to be promptly confirmed in writing) and specified in the applicable prospectus supplement or pricing supplement.

         SECTION 103. FORM OF SUBSIDIARY GUARANTEE. The form of the Subsidiary Guarantee which shall be executed if required pursuant to Section 1013 of the Indenture is attached hereto as Exhibit C.

         SECTION 104. FORM OF GUARANTEES. There are hereby authorized for issuance by the Parent Guarantor Guarantees (as defined in the Indenture) of the Notes, which Guarantees shall be in the form of, and shall have the terms set forth in, the specimen of "Parent Guarantee" endorsed on the specimen Notes attached hereto as Exhibits A and B.

         SECTION 105. PROCEDURES. The Trustee is hereby instructed to authenticate and deliver from time to time the Notes, with Guarantees endorsed thereon, pursuant to the following procedures:

                  (a) the procedures set forth in the Administrative Procedures attached as Exhibit B to the Distribution Agreement, as amended from time to time; and

                  (b) each advice of settlement information with respect to any of the Notes issued pursuant to (a) above will be deemed an instruction by the Operating Partnership and the Parent Guarantor to authenticate and deliver such Notes and Guarantees.

                                   ARTICLE II

                                  MISCELLANEOUS

         SECTION 201. DEFINITIONS. Capitalized terms used but not defined in this Fifth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

         SECTION 202. CONFIRMATION OF INDENTURE. The Indenture, as heretofore supplemented and amended by this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Fifth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

         SECTION 203. CONCERNING THE TRUSTEE. The Trustee assumes no duties, responsibilities or liabilities by reason of this Fifth Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture.

         SECTION 204. GOVERNING LAW. This Fifth Supplemental Indenture, the Indenture and the Notes shall be governed by and construed in accordance with the internal laws of the State of New York.

         SECTION 205. SEPARABILITY. In case any provision in this Fifth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 206. COUNTERPARTS. This Fifth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

                                AMB PROPERTY, L.P.

                                By: AMB PROPERTY CORPORATION,
                                    as General Partner

                                    By:  /s/ Michael A. Coke
                                         -----------------------------
                                         Name: Michael A. Coke
                                         -----------------------------
                                         Title: Executive Vice President & CFO
                                         -----------------------------


                                AMB PROPERTY CORPORATION

                                By: /s/ Michael A. Coke
                                    --------------------------------------------
                                    Name: Michael A. Coke
                                    --------------------------------------------
                                    Title: Executive Vice President & CFO
                                    --------------------------------------------


                                STATE STREET BANK AND TRUST

                                COMPANY OF CALIFORNIA, N.A., AS TRUSTEE

                                By: /s/ Stephen Rivero
                                    --------------------------------------------
                                    Name: Stephen Rivero
                                    --------------------------------------------
                                    Title: Vice President
                                    --------------------------------------------

                                                                       EXHIBIT A

                      FORM OF FIXED RATE MEDIUM-TERM NOTES

                                 (FACE OF NOTE)

                                AMB PROPERTY L.P.

                           MEDIUM-TERM NOTE, SERIES B

  REGISTERED                      (FIXED RATE)                        REGISTERED

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NOTE NO:  FXR -__________________________  CUSIP NO.:____________________________  PRINCIPAL AMOUNT:________________________________

ORIGINAL ISSUE DATE:_____________________  REGISTERED HOLDER:____________________  SPECIFIED CURRENCY:______________________________

MATURITY DATE:___________________________  FORM:  [ ]   Book-Entry                 PRINCIPAL FINANCIAL CENTER:______________________
                                                  [ ]   Certificated               (if the Specified Currency is other than U.S.
                                                                                   dollars or Euro)
TRADE DATE:______________________________

                                           AGENT'S DISCOUNT                        AUTHORIZED
EXCHANGE RATE AGENT:_____________________  OR COMMISSION: ______________________%  DENOMINATION:____________________________________
(if other than State Street                (if other than $1,000 or
Bank and Trust Company                     integral multiples
of California, N.A.)                       thereof)

                                           NET PROCEEDS TO
                                           ISSUER:_______________________________

                                           INTEREST RATE:_____________% per annum  INTEREST PAYMENT DATES:__________________________

                                                                                   REGULAR RECORD DATES:____________________________

REDEMPTION:                                REPAYMENT:                              DISCOUNT NOTES:                  [ ] Yes   [ ] No
[ ] The Note cannot be redeemed prior to   [ ] The Note cannot be repaid prior     Issue Price:_____________________________________
    maturity                                   to maturity                         Total Amount of OID:_____________________________
[ ] The Note may be redeemed at the        [ ] The Note may be repaid prior to     Yield to Maturity:_______________________________
    option of the Operating Partnership        maturity at the option of the       Initial Accrual Period:__________________________
    prior to maturity                          Holder of the Note

    Redemption Commencement                    Optional Repayment
    Date:________________________________      Date(s):__________________________

    Initial Redemption
    Percentage:_________________________%      Repayment Price:_________________%
    Annual Redemption
    Percentage Reduction:_______________%

ADDENDUM  ATTACHED:  [ ] Yes   [ ] No          OTHER/ADDITIONAL PROVISIONS:

         AMB PROPERTY, L.P., a Delaware limited partnership (hereinafter called the "Operating Partnership", which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to the Registered Holder specified on the face hereof, or registered assigns ("Holder"), upon presentation and surrender of this Note, on the Maturity Date specified on the face hereof (except to the extent repaid or redeemed prior to the Maturity Date) the Principal Amount specified on the face hereof in the Specified Currency specified on the face hereof, and to pay interest thereon at the Interest Rate per annum specified on the face hereof, until the principal hereof is paid or duly made available for payment.

         Unless otherwise specified on the face hereof, the Operating Partnership will pay interest (other than defaulted interest) on each Interest Payment Date (as defined below), commencing with the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof, to the person who is the Holder of this Note on the applicable Regular Record Date (as defined below); provided that if the Original Issue Date occurs between a Regular Record Date and an Interest Payment Date, the Operating Partnership will make the first payment of interest on the Interest Payment Date following the next Regular Record Date to the registered owner on that Regular Record Date.

         The Operating Partnership will pay interest due on the Maturity Date, Redemption Date (as defined on the reverse hereof) or Repayment Date (as defined on the reverse hereof), as applicable, to the same person to whom it is paying the principal amount; provided that if the Operating Partnership would have made a regular interest payment on the Maturity Date, Redemption Date or Repayment Date, as the case may be, it will make that regular interest payment to the Holder as of the applicable Regular Record Date, even if it is not the same person to whom it is paying the principal amount.

         Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on any Regular Record Date, and shall be paid, at the election of the Operating Partnership, to either (i) to the Holder at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee (as defined on the reverse hereof), notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or (ii) at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

         Unless specified on the face hereof, payments of interest on this Note with respect to any Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as applicable, will include interest accrued from and including each immediately preceding Interest Payment Date (or from and including the Original Date of Issue if no interest has been paid or duly provided for), to, but excluding, the Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as the case may be.

         If an Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as applicable, falls on a day that is not a Business Day (as defined below), interest (or interest and principal) will be paid on the next Business Day; provided that interest on the payment will not accrue for the period from the original Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as the case may be, to the date of such payment on the next Business Day.

         Unless otherwise specified on the face hereof, the "Interest Payment Dates" shall be June 30 and December 30 of each year. The "Regular Record Dates" shall be June 15 for a June 30 interest payment date, December 15 for a December 30 interest payment date and the date that is 15 calendar days before any other interest payment date, whether or not those dates are Business Days.

         "Business Day" as used herein means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) for notes denominated in a specified currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the specified currency or (z) for notes denominated in Australian dollars, in Sydney, and (b) for notes denominated in euro, that is also a day on which the Trans-European

Automated Real-time Gross Settlement Express Transfer System, which is commonly referred to as "TARGET," is operating.

         Payment of principal (and premium, if any) and interest on, this Note on any day, if the Holder of this Note is DTC (or its nominee or other depository, a "Depository"), will be made in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and the Depository (or its nominee) as may be in effect from time to time. Otherwise payment of principal (and premium, if any) and interest on, this Note on any day shall be payable and this Note may be surrendered for the registration of transfer or exchange at the Office of the Trustee's affiliate, State Street Bank and Trust Company, at 61 Broadway, 15th Floor, New York, New York 10006, unless the Holder of this Note is notified otherwise; provided, however, that at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Operating Partnership's Security Register or by wire transfer, if proper wire instructions are on file with the Trustee or are received at presentment, to an account maintained by the payee located in the United States. Unless the Holder of this Note is notified otherwise, the place where notices or demands to or upon the Operating Partnership in respect of this Note and the Indenture may be served shall be the Corporate Trust Office of the Trustee at 633 West Fifth Street, 12th Floor, Los Angeles, California 90071.

         To receive payment of a U.S. dollar denominated Note upon redemption (if applicable) or at maturity, a Holder must make presentation and surrender of such Note on or before the Redemption Date or Maturity Date, as applicable. To receive payment of a Note denominated in a Foreign Currency (as defined on the reverse hereof) or composite currency upon redemption or at maturity, a Holder must make presentation and surrender of such Note not less than two Business Days prior to the Redemption Date or Maturity Date, as applicable. Upon presentation and surrender of a Note denominated in a Foreign Currency or composite currency at any time after the date two Business Days prior to the Redemption Date or Maturity Date, as applicable, the Operating Partnership will pay the principal amount (and premium, if any) of such Note, and any interest due upon redemption or at maturity (unless the Redemption Date or Maturity Date is an Interest Payment Date), two Business Days after such presentation and surrender.

         For procedures relating to the receipt of payment upon repayment, if applicable, see the reverse hereof.

         The Operating Partnership will pay any administrative costs imposed by banks in connection with sending payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.

         Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in the Addendum hereto, which further provisions shall for all purposes have the same force and effect as though fully set forth on the face hereof.

         This Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or become valid or obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.

         Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified on the face hereof, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

         IN WITNESS WHEREOF, the Operating Partnership has caused this Instrument to be duly executed under.

Dated:                               AMB PROPERTY L.P.

                                     By: AMB PROPERTY CORPORATION,
                                     as General Partner

                                            By:
                                                 -------------------------------
                                                 Michael A. Coke
                                                 Executive Vice President and
                                                 Chief Financial Officer


TRUSTEE'S CERTIFICATE OF AUTHENTICATION This is one of the Securities of the series designated and referred to in the within-mentioned Indenture.

STATE STREET BANK AND TRUST
COMPANY OF CALIFORNIA, N.A., as Trustee

By:
    -------------------------------------
            Authorized Signatory

                                (REVERSE OF NOTE)

                                AMB PROPERTY L.P.
                           MEDIUM-TERM NOTE, SERIES B
                                  (FIXED RATE)

         This Note is one of a duly authorized issue of debt securities of the Operating Partnership (hereinafter called the "Securities") of the series hereinafter specified, unlimited in aggregate principal amount, all issued or to be issued under or pursuant to an Indenture dated as of June 30, 1998, as supplemented by the First Supplemental Indenture dated as of June 30, 1998, the Second Supplemental Indenture dated as of June 30, 1998, the Third Supplemental Indenture dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, among the Operating Partnership, AMB Property Corporation, a Maryland corporation and general partner of the Operating Partnership (the "Guarantor"), and State Street Bank and Trust Company of California, N.A., as Trustee; to which Indenture and all indentures supplemental thereto (herein collectively called the "Indenture") reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities, the rights and obligations thereunder of the Operating Partnership and the rights, duties and immunities thereunder of the Trustee. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different covenants and defaults and may otherwise vary as provided in the Indenture. This Note is one of a series designated as "Series B Medium-Term Notes" (hereinafter referred to as the "Notes") of the Operating Partnership, of up to $400,000,000 in aggregate principal amount. All terms used in this Note which are defined in the Indenture and which are not otherwise defined in this Note shall have the meanings assigned to them in the Indenture. The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and the Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

         Unless stated to the contrary on the face hereof, this Note is issuable only in registered form without coupons in Book-Entry form represented by one or more global notes (each a "Global Note") recorded in the book-entry system maintained by the Depository. If specified on the face hereof, this Note is issuable in certificated form issued to, and registered in the name of, the beneficial owner or its nominee (a "Certificated Note").

         Unless a different minimum Authorized Denomination is set forth on the face hereof, this Note is issuable in minimum denominations of (i) if the Specified Currency of this Note is U.S. dollars, U.S. $1,000 and in any larger amount in integral multiples of $1,000 and (ii) if the Specified Currency of this Note is a currency other than U.S. dollars (a "Foreign Currency") or is a composite currency, the equivalent in such Foreign Currency or composite currency determined in accordance with the Market Exchange Rate (as defined below) for such Foreign Currency or composite currency on the Business Day immediately preceding the date on which the Operating Partnership accepts an offer to purchase a Note, of U.S. $1,000 (rounded to an integral multiple of 1,000 units of the Foreign Currency or composite currency), and in any larger amount in integral multiples of 1,000 units.

         If this is a Global Note representing Book-Entry Notes, this Note may be transferred or exchanged only through DTC. In the manner and subject to the limitations provided in the Indenture, if this is a Certificated Note, it may be transferred or exchanged, without charge except for any tax or other governmental charge imposed in relation thereto, for other Notes of authorized denominations for a like aggregate principal amount, at the office or agency of the Operating Partnership in the Borough of Manhattan of The City of New York, or, at the option of the Holder, such office or agency, if any, maintained by the Operating Partnership in the city in which the principal executive offices of the Operating Partnership are located or the city in which the principal corporate trust office of the Trustee is located.

         The principal (and premium, if any) and interest on, this Note is payable by the Operating Partnership in the Specified Currency.

         If this Note is denominated in a Foreign Currency, in the event that the Foreign Currency is not available for payment at a time at which any payment is required hereunder due to the imposition of exchange controls or other circumstances beyond the control of the Operating Partnership or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, the Operating Partnership may, in full satisfaction of its obligation to make such payment, make instead a payment in an equivalent amount of U.S. dollars, determined by the Exchange Rate Agent, as specified on the face hereof, on the basis of the Market Exchange Rate for such Foreign Currency on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate; provided, however, that if such Specified Currency is replaced by a single European currency, the payment of principal of (and premium, if any) or interest, if any, on this Note denominated in such currency shall be effected in the new single European currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community, as amended by the treaty on European Unity. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in U.S. dollars or a new single European currency where the required payment is in a Specified Currency other than U.S. dollars or such single European currency, respectively, will not constitute an Event of Default (as defined in the Indenture).

         If the Specified Currency is a composite currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Operating Partnership, then the Operating Partnership will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars. The amount of each payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in U.S. dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

         If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

         All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

         If a Redemption Commencement Date is specified on the face hereof, this Note may be redeemed, whether or not any other Note is concurrently redeemed, at the option of the Operating Partnership, in whole, or from time to time in part, on any Business Day on or after such Redemption Commencement Date and prior to the Maturity Date, upon mailing by first-class mail, postage prepaid, a notice of such redemption not less than 30 nor more than 60 days prior to the actual date of redemption ("Redemption Date"), to the Holder of this Note at such Holder's address appearing in the Security Register, as provided in the Indenture (provided that, if the Holder of this Note is a Depository or a nominee of a Depository, notice of such redemption shall be given in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and such Depository (or its nominee) as may be in effect from time to time), at the Redemption Price (as defined below), together in each case with interest accrued to the Redemption Date (subject to the right of the Holder of record on a Regular Record Date to receive interest due on an Interest Payment Date). The "Redemption Price" shall be equal to (i) the Initial Redemption Percentage specified on the face of this Note, as adjusted downward on each anniversary of the Redemption Commencement Date by the Annual Redemption Price Reduction, if any, specified on the face hereof, multiplied by (ii) the unpaid Principal Amount of this Note to be redeemed. In the event of redemption of this Note in part only, a new Note or Notes of this series, and of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Optional Repayment Date(s) is specified on the face hereof, this Note will be subject to repayment by the Operating Partnership at the option of the Holder hereof on such Optional Repayment Date(s), in whole or in part in increments of U.S. $1,000 or other increments specified on the face hereof (as long as any remaining principal is at least $1,000 or another specified minimum denomination), at the Repayment Price specified on the face hereof, together with unpaid interest accrued hereon to the date of repayment ("Repayment Date"). For this Note to be repaid, this Note must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at the corporate trust office of the Trustee's Affiliate, State Street Bank and Trust Company, at 61 Broadway Street, New York, New York (or at such other address of which the Operating Partnership shall from time to time designate and notify Holders of the Notes) at least 30 but not more than 60 days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

         If this is a Global Note representing Book-Entry Notes, only the Depository may exercise the repayment option in respect of this Note. Accordingly, if this is a Global Security representing Book-Entry Notes and the beneficial owner desires to have all or any portion of the Book-Entry Note represented by this Global Security repaid, the beneficial owner must instruct the participant through which he owns his interest to direct the Depository to exercise the repayment option on his behalf by delivering this Note and duly completed election form to the Trustee as aforesaid.

         If this Note is an Original Issue Discount Note, as specified on the face hereof, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of
(i) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) multiplied, in the event of any redemption or repayment of this Note (if applicable), by the Redemption Price or Repayment Price, as the case may be, and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price, as specified on the face hereof, and 100% of the principal amount of this
Note is referred to herein as the "Discount".

         For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

         In case a default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.

         To the extent permitted by, and as provided in, the Indenture, the Operating Partnership may enter into one or more supplements to the Indenture for the purpose of modifying or altering the Indenture, without the consent of any Holders of Notes, for the limited purposes described in the Indenture.

         To the extent permitted by, and as provided in, the Indenture, the Operating Partnership may enter into one or more supplements to the Indenture for the purpose of modifying or altering the rights and obligations of the

Operating Partnership and the Holders of the Securities (as defined in the Indenture) with the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities (as defined in the Indenture) of any series affected, evidenced as provided in the Indenture.

         The Indenture contains provisions for legal defeasance and covenant defeasance with respect to the Notes, in each case, upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

         The Operating Partnership, the Trustee, any Authenticating Agent, any paying agent and any Security registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or other writing hereon by anyone other than the Operating Partnership or any Security registrar) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any), and interest hereon, and for all other purposes, and none of the Operating Partnership, the Trustee, an Authenticating Agent, a paying agent nor the Security registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

         No recourse under or upon any obligation, covenant or agreement of the Indenture or of this Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, partner, stockholder, officer or director, as such, past, present or future, of the Operating Partnership or the Guarantor or of any successor entity, either directly or through the Operating Partnership or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and this Note are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, partners, stockholders, officers or directors, as such, of the Operating Partnership or the Guarantor or of any successor entity, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or this Note or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, or any and all such rights and claims against, every such incorporator, partner, stockholder, officer or director, as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or this Note or implied therefrom, are, by acceptance of this Note, hereby expressly waived and released as a condition of, and as consideration for, the issue of this Note. In the event of any sale or transfer of its assets and liabilities substantially as an entirety to a successor entity, the predecessor entity may be dissolved and liquidated as more fully set forth in the Indenture.

         All U.S. dollar amounts used in or resulting from calculations referred to in this Note shall be rounded to the nearest cent (with one half cent being rounded upwards).

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                PARENT GUARANTEE

         FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with the Subsidiary Guarantors, if any, unconditionally guarantees to the Holder of the accompanying Series B Medium-Term Note (the "Note") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of June 30, 1998 (together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, the "Indenture") among the Operating Partnership, AMB Property Corporation and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such Note when and as the same shall become due and payable, whether at the Maturity Date (as defined in the Note), by acceleration, by redemption, repurchase or otherwise, and (b) the full and prompt payment of the interest on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Maturity Date, upon acceleration, by redemption or repayment or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Subsidiary Guarantors, if any, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or any Note; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or any Note; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or any Note; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under any Note; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of any Note; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of this Parent Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or any Note; (k) the invalidity, irregularity or unenforceability of the Indenture or any Note or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any Note or consent or indulgence granted to the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of any Guarantor or the Operating Partnership, any right to require a proceeding first against any other Guarantor or the Operating Partnership, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Parent Guarantee.

         No reference herein to such Indenture and no provision of this Parent Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the Note.

         THIS PARENT GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         This Parent Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Parent Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

         An Event of Default under the Indenture or any Note shall constitute an event of default under this Parent Guarantee, and shall entitle the Holder of the Note to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

         Notwithstanding any other provision of this Parent Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against any other Guarantor or the Operating Partnership that arise from the existence or performance of its obligations under this Parent Guarantee (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against any Guarantor or the Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any Guarantor or the Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The undersigned hereby agrees not to exercise any rights which may be acquired by way of contribution under this Parent Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor's Conditional Rights and either
(i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by any Guarantor or the Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of such Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent any Guarantor or the Operating Partnership makes any payment to such Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

         To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holders' right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor's Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to Holders may be determined to be a Preferential Payment.

         The obligations of the undersigned to the Holder of the Note and to the Trustee pursuant to this Parent Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Parent Guarantee and all of the other provisions of the Indenture to which this Parent Guarantee relates.

         Capitalized terms used in this Parent Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

         IN WITNESS WHEREOF, the undersigned has caused this Parent Guarantee to be duly executed.

Dated:
      -------------------
                                        AMB PROPERTY CORPORATION

                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:
                                               ---------------------------------




--------------------------------------------------------------------------------
    (Please print or typewrite name and address of Assignee, including postal zip code of assignee)

--------------------------------------------------------------------------------



this Note and all rights thereunder, hereby irrevocably constituting and appointing:

--------------------------------------------------------------------------------

Attorney, to transfer this Note on the books of the Trustee, with full power of substitution in the premises.

Dated:
      ---------------------------       ----------------------------------------
                                        Notice: The signature(s) on this
                                                Assignment must correspond with
                                                the name(s) as written upon the
                                                face of this Note in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatsoever.

                            OPTION TO ELECT REPAYMENT

         The undersigned hereby requests and irrevocably instructs the Operating Partnership to repay the within Note on the Optional Repayment Date specified on the face hereof occurring at least 30 but not more than 60 days after the date of receipt of the within Note by the Trustee at the corporate trust office of the Trustee's Affiliate, State Street Bank and Trust Company, at 61 Broadway Street, New York, New York (or at such other addresses of which the Operating Partnership shall notify the registered holders of the Note of this series).

       (     )    In whole

       (     )    In part equal to $_________________ (must be a whole multiple of $1,000 and the remaining principal amount must be at least
                  $1,000; or if the Note is denominated in a Foreign Currency or composite currency, rounded integrals of 1,000 units of the Foreign Currency or composite currency and the remaining principal amount must be at least 1,000 units of the Foreign
                  Currency or composite currency)


at a price equal to the Repayment Price, determined in accordance with the terms of the Note.


Signature:                             Please print or type name and address:





---------------------------------------   --------------------------------------
Notice: The signature on this Option to
        Elect Repayment must correspond   --------------------------------------
        with the name as written upon
        the face of the within            --------------------------------------
        instrument in every particular
        without alteration or             --------------------------------------
        enlargement or any change
        whatever.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM--as tenants in common                          UNIF GIFT MIN ACT--_____ Custodian_____
                                                                          (Cust)         (Minor)
TEN ENT--as tenants by the entireties                  Under Uniform Gifts to Minors Act ___________
                                                                                           (State)
JT TEN--as joint tenants with right of survivorship
        and not as tenants in common

   Additional abbreviations may also be used though not in the above list.

                                                                       EXHIBIT B

                     FORM OF FLOATING RATE MEDIUM-TERM NOTES

                                 (FACE OF NOTE)

                                AMB PROPERTY L.P.

                           MEDIUM-TERM NOTE, SERIES B

REGISTERED                     (FLOATING RATE)                        REGISTERED

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE OPERATING PARTNERSHIP (AS DEFINED BELOW) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NOTE NO:  FLR -_____________________________    CUSIP NO.:______________________________  PRINCIPAL AMOUNT:_________________________

ORIGINAL ISSUE DATE:________________________    REGISTERED HOLDER:______________________  SPECIFIED CURRENCY:_______________________

MATURITY DATE:______________________________    FORM:      [ ] Book-Entry                 PRINCIPAL FINANCIAL CENTER:_______________
                                                           [ ] Certificated               (if the Specified Currency is other than
TRADE DATE:_________________________________                                              U.S. Dollars or Euro)

CALCULATION AGENT:__________________________    AGENT'S DISCOUNT OR COMMISSION: _______%  AUTHORIZED DENOMINATION:__________________
(if other than State Street Bank and Trust                                                (if other than $1,000 or integral
Company  of California, N.A.)                   NET PROCEEDS TO ISSUER:_________________  multiples thereof)

EXCHANGE RATE AGENT:________________________    INITIAL INTEREST RATE:_______% per annum  INTEREST PAYMENT DATES:___________________
(if other than State Street Bank and Trust
Company  of California, N.A.)                                                             REGULAR RECORD DATES:_____________________

INTEREST RATE BASIS:                            INDEX MATURITY:                           INTEREST RESET FREQUENCY:
[ ] CD Rate                                     [ ] Daily        [ ] 5 Year               [ ] Daily        [ ] Monthly
[ ] Commercial Paper Rate
[ ] CMT Rate (Telerate Page 7052 unless         [ ] 1 Month      [ ] 7 Year               [ ] Weekly       [ ] Quarterly
       otherwise designated below)
    [ ] Designated CMT Telerate Page:____       [ ] 3 Months     [ ] 10 Year              [ ] Semi-annually during the months of:
    [ ] Designated CMT Maturity Index:____
           (if other than two years)            [ ] 6 Months     [ ] 20 Year              [ ]_________________ and _________________
[ ] EURIBOR                                                                               [ ] Annually during the month of _________
[ ] Federal Funds Rate                          [ ] 1 Year       [ ] 30 Year
[ ] LIBOR
        Designated LIBOR Page:                  [ ] 2 Year       [ ] Other
        [ ] LIBOR Reuters Page:____                                                       MAXIMUM INTEREST RATE:___________________%
        [ ] LIBOR Telerate Page:____            [ ] 3 Year

        Index Currency:_____________________                                              MINIMUM INTEREST RATE:___________________%
[ ] Prime Rate                                  SPREAD:
[ ] Treasury Rate                               [ ] +                                     INITIAL INTEREST RESET DATE:______________
[ ] Other (see attached)                        [ ] - ________________ Basis Points
                                                                                          INTEREST RESET DATE(S):___________________

                                                and /or SPREAD MULTIPLIER:__________      INTEREST DETERMINATION DATE(S):___________





REDEMPTION:                                     REPAYMENT:                                INTEREST CATEGORY:
[ ] The Note cannot be redeemed prior to        [ ] The Note cannot be repaid prior to
    maturity                                        maturity                             [ ] Regular Floating Rate Note
[ ]The Note may be redeemed at the              [ ] The Note may be repaid prior to      [ ] Floating Rate/Fixed Rate Note
   option of the Operating Partnership prior    maturity at the option of the Holder         [ ] Fixed Rate Commencement Date:_____
   to maturity                                  of the Note                                  [ ] Fixed Interest Rate:______________%
Redemption Commencement Date:___________        Optional Repayment Date(s):_________     [ ] Inverse Floating Rate Note
Initial Redemption Percentage:_________%        Repayment Price:___________________%         [ ] Fixed Interest Rate:______________%
Annual Redemption Percentage Reduction:____%



DISCOUNT NOTES:       [ ] Yes  [ ] No           ADDENDUM ATTACHED: Yes [ ]  No [ ]        OTHER/ADDITIONAL PROVISIONS:
Issue Price:________________________________
Total Amount of OID:________________________
Yield to Maturity:__________________________
Initial Accrual Period:_____________________

         AMB PROPERTY, L.P., a Delaware limited partnership (hereinafter called the "Operating Partnership", which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to the Registered Holder specified on the face hereof or registered assigns ("Holder"), upon presentation and surrender of this Note, on the Maturity Date specified on the face hereof (except to the extent repaid or redeemed prior to the Maturity
Date) the Principal Amount specified on the face hereof in the Specified Currency specified on the face hereof, and to pay interest thereon at the Initial Interest Rate per annum specified on the face hereof until the Initial Interest Reset Date specified on the face hereof and, thereafter, at the rate determined in accordance with the provisions on the reverse hereof, depending on the Interest Rate Basis specified on the face hereof, until the principal hereof is paid or duly made available for payment.

         The Operating Partnership will pay interest (other than defaulted interest) on each Interest Payment Date, (as defined below) commencing with the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof, to the person who is the Holder of this Note on the applicable Regular Record Date (as defined below); provided that if the Original Issue Date occurs between a Regular Record Date and an Interest Payment Date, the Operating Partnership will make the first payment of interest on the Interest Payment Date following the next Regular Record Date to the registered owner on that Regular Record Date. Unless otherwise specified on the face hereof, the "Regular Record Date" with respect to this Note shall be the fifteenth calendar day immediately preceding the related Interest Payment Date or Dates, whether or not such date shall be a Business Day (as defined below).

         The Operating Partnership will pay interest due on the Maturity Date, Redemption Date (as defined on the reverse hereof) or Repayment Date (as defined on the reverse hereof), as applicable, to the same person to whom it is paying the principal amount; provided that if the Operating Partnership would have made a regular interest payment on the Maturity Date, Redemption Date or Repayment Date, as the case may be, it will make that regular interest payment to the Holder as of the applicable Regular Record Date, even if it is not the same person to whom it is paying the principal amount.

         Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the Holder on any Regular Record Date, and shall be paid, at the election of the Operating Partnership, to either (i) to the Holder at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee (as defined on the reverse hereof), notice whereof shall be given to the Holder of this Note by the Trustee not less than 10 calendar days prior to such Special Record Date or (ii) at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Note may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture.

         Unless specified on the face hereof, payments of interest on this Note with respect to any Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as applicable, will include interest accrued from and including each immediately preceding Interest Payment Date (or from and including the Original Date of Issue if no interest has been paid or duly provided for), to, but excluding, the Interest Payment Date, Maturity Date, Redemption Date or Repayment Date, as the case may be. However, in case the interest rate on this
Note is reset daily or weekly, unless otherwise specified on the face hereof, the interest payments will include interest accrued only from, but excluding, the Regular Record Date through which interest has been paid (or from and including the Original Issue Date, if no interest has been paid with respect to this Note) through and including the Regular Record Date next preceding the applicable Interest Payment Date, except that the interest payment on the Maturity Date, Redemption Date or Repayment Date, as applicable, will include interest accrued to, but excluding, the Maturity Date, Redemption Date or Repayment Date, as the case may be.

         Payment of principal (and premium, if any) and interest on, this Note on any day, if the Holder of this Note is DTC (or its nominee or other depository, a "Depository"), will be made in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and the Depository (or its nominee) as may be in effect from time to time. Otherwise payment of principal (and premium, if any) and interest on, this Note on any day shall be payable and this Note may be surrendered for the registration of transfer or exchange at the Office of the Trustee's affiliate, State Street Bank and Trust Company, at 61 Broadway, 15th Floor, New York, New York 10006, unless the Holder of this Note is notified otherwise; provided, however, that at the option of the Operating Partnership, interest may be paid by check mailed to the address of the Person entitled thereto as such address shall appear in the Operating Partnership's Security Register or by wire transfer, if proper wire instructions are on file with the Trustee or are received at presentment, to an account maintained by the payee located in the United States. Unless the Holder of this Note is notified otherwise, the place where notices or demands to or upon the Operating Partnership in respect of this Note and the Indenture may be served shall be the Corporate Trust Office of the Trustee at 633 West Fifth Street, 12th Floor, Los Angeles, California 90071.

         To receive payment of a U.S. dollar denominated Note upon redemption (if applicable) or at maturity, a Holder must make presentation and surrender of such Note on or before the Redemption Date or Maturity Date, as applicable. To receive payment of a Note denominated in a Foreign Currency (as defined on the reverse hereof) or composite currency upon redemption or at maturity, a Holder must make presentation and surrender of such Note not less than two Business Days prior to the Redemption Date or Maturity Date, as applicable. Upon presentation and surrender of a Note denominated in a Foreign Currency or composite currency at any time after the date two Business Days prior to the Redemption Date or Maturity Date, as applicable, the Operating Partnership will pay the principal amount (and premium, if any) of such Note, and any interest due upon redemption or at maturity (unless the Redemption Date or Maturity Date is an Interest Payment Date), two Business Days after such presentation and surrender.

         For procedures relating to the receipt of payment upon repayment, if applicable, see the reverse hereof.

         The Calculation Agent (which shall be State Street Bank and Trust Company of California, N.A. unless otherwise specified on the face hereof, and which may be changed by the Operating Partnership from time to time) will generally determine the Initial Interest Rate as if the Original Issue Date of the Note were an Interest Reset Date. The Interest Reset Dates and Interest Payment Dates, each specified on the face hereof, are determined by the frequency with which the interest rate resents (the "Interest Reset Frequency"). Interest will be payable, in the case of Notes which reset daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of each March, June, September and December of each year, as specified on the face hereof; in the case of Notes which reset quarterly, on the third Wednesday of March, June, September and December of each year; in the case of Notes which reset semi-annually, on the third Wednesday of the two months of each year specified on the face hereof; and in the case of Notes which reset annually, on the third Wednesday of the month specified on the face hereof (each an "Interest Payment Date"), and in each case, on the Maturity Date.

         The Calculation Agent will compute the interest for each day in the applicable interest period by dividing the interest rate applicable to each such day by (i) 360 in the case of CD Rate Notes, Commercial Paper Rate Notes, EURIBOR Notes, Federal Funds Rate Notes, LIBOR Notes or Prime Rate Notes, or
(ii) by the actual number of days in the year in the case of CMT Rate Notes or Treasury Rate Notes. The interest factor for Notes for which the interest rate is calculated with reference to two or more Interest Rate Bases (as described below) will be calculated in each period in the same manner as if only the lowest of the applicable Interest Rates Bases applied.

         Except as specified on the face hereof, the Interest Reset Frequency on this Note will be daily, weekly, monthly, quarterly, semi-annually or annually, as specified on the face hereof. Except as specified on the face hereof, if this Note resets daily, the Interest Reset Date will be each Business Day; if this Note resets weekly, the Interest Reset Date will be the Wednesday of each week (with the exception of weekly reset Treasury Rate Notes, which reset Tuesday of each week except as provided below); if this Note resets monthly, the Interest Reset Date will be the third Wednesday of each month; if this Note resets quarterly, the Interest Reset Date will be the third Wednesday of each March, June, September and December of each year; if this Note resets semi-annually, the Interest Reset Date will be the third Wednesday of each of the two months of each year specified on the face hereof; and if this Note resets annually, the Interest Reset Date will be the third Wednesday of the month of each year as specified on the face hereof.

         The interest rate in effect on each day that is not an Interest Reset Date will be the interest rate determined as of the Interest Determination Date (as specified on the face hereof) pertaining to the immediately preceding Interest Reset Date and the interest rate in effect on any day that is an Interest Reset Date will be the interest rate determined as of the Interest Determination Date pertaining to such Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate; provided, further, that if this Note is a Floating Rate/Fixed Rate Note the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to the Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no interest rate is specified, the interest rate in effect on the day immediately preceding the Fixed Rate Commencement Date.

         If any Interest Reset Date would otherwise be a day that is not a Business Day, the Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that in the case of a LIBOR Note or a Note for which LIBOR is an applicable Interest Rate Basis and such Business Day falls in the next succeeding calendar month, such Interest Reset Date will be the immediately preceding Business Day. In addition, if the Treasury Rate is an applicable Interest Rate Basis and an auction falls on the day that would be an Interest Reset Date, then the Interest Reset Date will be postponed to the first Business Day after the auction.

         If an Interest Payment Date (other than the Maturity Date, Redemption Date or Repayment Date) for this Note falls on a day that is not a Business Day, the Interest Payment Date will be postponed to the next Business Day. However, if the postponement would cause the Interest Payment Date for a LIBOR-based or a EURIBOR-based Note to be in the next calendar month, the Interest Payment Date will be moved to the immediately preceding Business Day. If the Maturity Date or Redemption Date or Repayment Date, if any, for a Note falls on a day that is not a Business Day, principal and interest will be paid on the next Business Day; provided that interest on the payment will not accrue for the period from the original Interest Payment Date, Maturity Date or Redemption Date or Repayment Date, as the case may be, to the date of such payment on the next Business Day.

         "Business Day" as used herein means any day, other than a Saturday or Sunday, (a) that is neither a legal holiday nor a day on which banking institutions are authorized or required by law or regulation to close (x) in The City of New York or (y) for notes denominated in a specified currency other than U.S. dollars, Australian dollars or euro, in the principal financial center of the country of the specified currency or (z) for notes denominated in Australian dollars, in Sydney, and (b) for notes denominated in euro, that is also a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer System, which is commonly referred to as "TARGET," is operating.

         The Calculation Agent shall calculate the interest rate on this Note on or before each Calculation Date (as defined below) and, upon request, provide the Holder of this Note the interest rate (the "Floating Interest Rate") then in effect and, if different, the Floating Interest Rate which will become effective as a result of a determination made for the next Interest Reset Date with respect to this Note. The Calculation Agent's determination of any Floating Interest Rate will be final and binding in the absence of manifest error. Unless otherwise specified on the face hereof or in an Addendum hereto, the "Calculation Date", where applicable, pertaining to any Interest Determination Date will be the earlier of (a) the tenth calendar day after such Determination Date, or if any such day is not a Business Day, the next succeeding Business Day, or (b) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date, as the case may be.

         Interest on this Note will be calculated by reference to the Interest Rate Basis or Bases, specified on the face hereof, (a) plus or minus the Spread, if any, specified on the face hereof, and/or (b) multiplied by the Spread Multiplier, if any, specified on the face hereof. The Interest Rate Basis may be one or more of: (1) the CD Rate, (2) the CMT Rate, (3) the Commercial Paper Rate, (4) EURIBOR, (5) the Federal Funds Rate, (6) LIBOR, (7) the Treasury Rate,
(8) the Prime Rate or (9) such other Interest Rate Basis or interest rate formula as is specified on the face hereof. The "Index Maturity" is the period to maturity of the instrument or obligation with respect to which the related Interest Rate Basis or Bases are calculated. Except as otherwise provided herein, all percentages resulting from any interest rate calculation will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all
U.S. dollar amounts used in or resulting from such calculation with be rounded to the nearest cent or, in the case of a foreign currency or composite currency, to the nearest unit (with one-half cent being rounded upward).

         Notwithstanding the other provisions herein, the Floating Interest Rate hereon which may accrue during any interest period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, each as set forth on the face hereof, and, in addition, the Floating Interest Rate shall in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

         The interest rate borne by this Note will be determined as follows:

                  (i) Unless the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note" or an "Inverse Floating Rate Note", this Note shall be designated as a "Regular Floating Rate Note" and, except as set forth below or on the face hereof, shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any, in each case as specified on the face hereof. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Rate Date specified on the face hereof; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                  (ii) If the Interest Category of this Note is specified on the face hereof as a "Floating Rate/Fixed Rate Note", then, except as set forth below or on the face hereof, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that (y) the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (z) the interest rate in effect for the period commencing on the Fixed Rate Commencement Date specified on the face hereof to the Maturity Date shall be the Fixed Interest Rate specified on the face hereof or, if no such Fixed Interest Rate is specified, the interest rate in effect hereon on the day immediately preceding the Fixed Rate Commencement Date.

                  (iii) If the Interest Category of this Note is specified on the face hereof as an "Inverse Floating Rate Note", then, except as set forth below or on the face hereof, this Note shall bear interest at the Fixed Interest Rate minus the rate determined by reference to the applicable Interest Rate Basis or Bases (a) plus or minus the Spread, if any, and/or (b) multiplied by the Spread Multiplier, if any; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon shall not be less than zero. Commencing on the Initial Reset Date, the rate at which interest on this Note shall be payable shall be reset as of each Interest Reset Date; provided, however, that the interest rate in effect for the period, if any, from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

Determination of CD Rate.

         "CD rate" means, for any Interest Determination Date, the rate on that date for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)") under the heading "CDs (Secondary Market)."

         The following procedures will be followed if the CD rate cannot be determined as described above:

         - If the above rate is not published in H.15(519) by 9:00 a.m., New York City time, on the Calculation Date, the CD rate will be the rate on that Interest Determination Date set forth in the daily update of H.15(519), available through the world wide website of the Board of Governors of the Federal Reserve System at http://www.bog.frb.fed.us/releases/h15/update, or any successor site or publication, which is commonly referred to as the "H.15 Daily Update," for the Interest Determination Date for certificates of deposit having the Index Maturity specified on the face hereof, under the caption "CDs (Secondary Market)."

         - If the above rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the CD rate to be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on that Interest Determination Date of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent, after consultation with the Operating Partnership, for negotiable certificates of deposit of major United States money center banks of the highest credit standing in the market for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified on the face hereof in an amount that is representative for a single transaction in that market at that time.

         - If the dealers selected by the Calculation Agent are not quoting as set forth above, the CD rate will remain the CD rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

Determination of CMT Rate.

      The "CMT rate" means, for any Interest Determination Date, the rate displayed on the Designated CMT Telerate Page, as defined below, under the caption "... Treasury Constant Maturities ... Federal Reserve Board Release H.15... Mondays Approximately 3:45 p.m.," under the column for the Designated CMT Maturity Index, as defined below, for:

            (1) the rate on that Interest Determination Date, if the Designated CMT Telerate Page is 7051; and

            (2) the week or the month, as applicable, ended immediately preceding the week in which the related Interest Determination Date occurs, if the Designated CMT Telerate Page is 7052.

      The following procedures will be followed if the CMT rate cannot be determined as described above:

      - If that rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT rate will be the Treasury Constant Maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519).

      - If the rate described in the immediately preceding sentence is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT rate will be the Treasury Constant Maturity rate for the Designated CMT Maturity Index or other United States Treasury rate for the Designated CMT Maturity Index on the Interest Determination Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519).

      - If the information described in the immediately preceding sentence is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the Calculation Agent will determine the CMT rate to be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date, reported, according to their written records, by three leading primary United States government securities dealers, which is referred to as a "reference dealer," in The City of New York, which may include an agent or other affiliates of ours, selected by the Calculation Agent as described in the following sentence. The Calculation Agent will select five reference dealers, after consultation with the Operating Partnership, and will eliminate the highest quotation or, in the event of equality, one of the highest, and the lowest quotation or, in the event of equality, one of the lowest, for the most recently issued direct noncallable fixed rate obligations of the United States, which are commonly referred to as "Treasury notes," with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than that Designated CMT Maturity Index minus one year. If two Treasury notes with an original maturity as described above have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the Treasury note with the shorter remaining term to maturity will be used.

      - If the Calculation Agent cannot obtain three Treasury notes quotations as described in the immediately preceding sentence, the Calculation Agent will determine the CMT rate to be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the Interest Determination Date of three reference dealers in The City of New York, selected using the same method described in the immediately preceding sentence, for Treasury notes with an original maturity equal to the number of years closest to but not less than the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100,000,000.

      - If three or four (and not five) of the reference dealers are quoting as described above, then the CMT rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of those quotes will be eliminated.

      - If fewer than three reference dealers selected by the Calculation Agent are quoting as described above, the CMT rate will be the CMT rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

      "Designated CMT Telerate Page" means the display on Bridge Telerate, Inc., or any successor service, on the page designated on the face hereof or any other page as may replace that page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no page is specified on the face hereof, the Designated CMT Telerate Page will be 7052, or its successor, for the most recent week.

      "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities, which is either one, two, three, five, seven, ten, 20 or 30 years, specified on the face hereof for which the CMT rate will be calculated. If no maturity is specified on the face hereof, the Designated CMT Maturity Index will be two years.

Determination of Commercial Paper Rate.

      The "commercial paper rate" means, for any Interest Determination Date, the money market yield, calculated as described below, of the rate on that date for commercial paper having the Index Maturity specified on the face hereof, as that rate is published in H.15(519), under the heading "Commercial Paper -- Nonfinancial."

      The following procedures will be followed if the commercial paper rate cannot be determined as described above:

      - If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, then the commercial paper rate will be the money market yield of the rate on that Interest Determination Date for commercial paper of the Index Maturity specified on the face hereof as published in the H.15 Daily Update under the heading "Commercial Paper -- Nonfinancial."

      - If by 3:00 p.m., New York City time, on that Calculation Date the rate is not yet published in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the commercial paper rate to be the money market yield of the arithmetic mean of the offered rates as of 11:00 a.m., New York City time, on that Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent, after consultation with the Operating Partnership, for commercial paper of the Index Maturity specified on the face hereof, placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a nationally recognized statistical rating agency.

      - If the dealers selected by the Calculation Agent are not quoting as mentioned above, the commercial paper rate for that Interest Determination Date will remain the commercial paper rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

      The "money market yield" will be a yield calculated in accordance with the following formula and expressed as a percentage:

                                               D x 360
                      Money Market Yield = --------------- x 100
                                            360 - (D x M)

where "D" refers to the applicable per year rate for commercial paper quoted on a bank discount basis and expressed as a decimal and "M" refers to the actual number of days in the interest period for which interest is being calculated.

EURIBOR Notes

      "EURIBOR" means, for any Interest Determination Date, the rate for deposits in euros as sponsored, calculated and published jointly by the European Banking Federation and ACI - The Financial Market Association, or any company established by the joint sponsors for purposes of compiling and publishing those rates, for the Index Maturity specified on the face hereof as that rate appears on the display on Bridge Telerate, Inc., or any successor service, on page 248 or any other page as may replace page 248 on that service, which is commonly referred to as "Telerate Page 248," as of 11:00 a.m. (Brussels time).

      The following procedures will be followed if the rate cannot be determined as described above:

      - If the above rate does not appear, the Calculation Agent will request the principal Euro-zone office of each of four major banks in the Euro-zone interbank market, as selected by the Calculation Agent, after consultation with the Operating Partnership, to provide the Calculation Agent with its offered rate for deposits in euros, at approximately 11:00 a.m. (Brussels time) on the interest determination date, to prime banks in the Euro-zone interbank market for the Index Maturity specified on the face hereof on the applicable Interest Reset Date, and in a principal amount not less than the equivalent of U.S.$1 million in euro that is representative of a single transaction in euro, in that market at that time. If at least two quotations are provided, EURIBOR will be the arithmetic mean of those quotations.

      - If fewer than two quotations are provided, EURIBOR will be the arithmetic mean of the rates quoted by four major banks in the Euro-zone, as selected by the Calculation Agent, after consultation with the Operating Partnership, at approximately 11:00 a.m. (Brussels time), on the applicable Interest Reset Date for loans in euro to leading European banks for a period of time equivalent to the Index Maturity specified on the face hereof commencing on that Interest Reset Date in a principal amount not less than the equivalent of U.S.$1 million in euro.

      - If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous bullet point, the EURIBOR rate in effect for the applicable period will be the same as EURIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest will be the Initial Interest Rate.

      "Euro-zone" means the region comprised of member states of the European Union that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the treaty on European Union.

Determination of Federal Funds Rate.

      The "federal funds rate" means, for any Interest Determination Date, the rate on that date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" as displayed on Bridge Telerate, Inc., or any successor service, on page 120 or any other page as may replace the applicable page on that service, which is commonly referred to as "Telerate Page 120."

      The following procedures will be followed if the federal funds rate cannot be determined as described above:

      - If the above rate is not published by 9:00 a.m., New York City time, on the Calculation Date, the federal funds rate will be the rate on that Interest Determination Date as published in the H.15 Daily Update under the heading "Federal Funds/Effective Rate."

      - If that rate is not yet published in either H.15(519) or the H.15 Daily Update by 3:00 p.m., New York City time, on the Calculation Date, the Calculation Agent will determine the federal funds rate to be the arithmetic mean of the rates for the last transaction in overnight federal funds by each of three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent, after consultation with the Operating Partnership, prior to 9:00 a.m., New York City time, on that Interest Determination Date.

      - If the brokers selected by the Calculation Agent are not quoting as mentioned above, the federal funds rate relating to that Interest Determination Date will remain the federal funds rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

Determination of LIBOR.

      The Calculation Agent will determine "LIBOR" for each Interest Determination Date as follows:

      -     As of the Interest Determination Date, LIBOR will be either:

      - if "LIBOR Reuters" is specified on the face hereof, the arithmetic mean of the offered rates for deposits in the index currency having the Index Maturity designated on the face hereof, commencing on the second London banking day immediately following that Interest Determination Date, that appear on the Designated LIBOR Page, as defined below, as of 11:00 a.m., London time, on that Interest Determination Date, if at least two offered rates appear on the Designated LIBOR Page; except that if the specified Designated LIBOR Page, by its terms provides only for a single rate, that single rate will be used; or

      - if "LIBOR Telerate" is specified on the face hereof, the rate for deposits in the index currency having the Index Maturity designated on the face hereof, commencing on the second London banking day immediately following that Interest Determination Date or, if pounds sterling is the index currency, commencing on that Interest Determination Date, that appears on the Designated LIBOR Page at approximately 11:00 a.m., London time, on that Interest Determination Date.

      - If (1) fewer than two offered rates appear and "LIBOR Reuters" is specified on the face hereof, or (2) no rate appears and the face hereof specifies either (x) "LIBOR Telerate" or (y) "LIBOR Reuters" and the Designated LIBOR Page by its terms provides only for a single rate, then the Calculation Agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Operating Partnership, to provide the Calculation Agent with its offered quotation for deposits in the index currency for the period of the Index Maturity specified on the face hereof commencing on the second London banking day immediately following the Interest Determination Date or, if pounds sterling is the index currency, commencing on that Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in that index currency in that market at that time.

      - If at least two quotations are provided, LIBOR determined on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two quotations are provided, LIBOR will be determined for the applicable interest reset date as the arithmetic mean of the rates quoted at approximately 11:00 a.m., London time, or some other time specified on the face hereof, in the applicable principal financial center for the country of the index currency on that interest reset date, by three major banks in that principal financial center selected by the Calculation Agent, after consultation with the Operating Partnership, for loans in the index currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative of a single transaction in that index currency in that market at that time.

      - If the banks so selected by the Calculation Agent are not quoting as mentioned in the previous bullet point, LIBOR in effect for the applicable period will be the same as LIBOR for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

      The "index currency" means the currency specified on the face hereof as the currency for which LIBOR will be calculated, or, if the euro is substituted for that currency, the index currency will be the euro. If that currency is not specified on the face hereof, the index currency will be U.S. dollars.

      "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is designated on the face hereof, the display on the Reuters Monitor Money Rates Service, or any successor service, on the page specified on the face hereof (or any other page as may replace the page on the service) for the purpose of displaying the London interbank rates of major banks for the applicable index currency, or (b) if "LIBOR Telerate" is designated on the face hereof or neither "LIBOR Reuters" nor "LIBOR Telerate" is designated on the face hereof, the display on Bridge Telerate Inc., or any successor service, on the page specified on the face hereof, or any other page as may replace that page on that service, for the purpose of displaying the London interbank rates of major banks for the applicable index currency.

Determination of Prime Rate.

      The "prime rate" means, for any Interest Determination Date, the rate on that date as published in H.15(519) under the heading "Bank Prime Loan."

      The following procedures will be followed if the prime rate cannot be determined as described above:

      - If the rate is not published prior to 9:00 a.m., New York City time, on the Calculation Date, then the prime rate will be the rate on that Interest Determination Date as published in H.15 Daily Update under the heading "Bank Prime Loan."

      - If the rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date in either H.15(519) or the H.15 Daily Update, then the Calculation Agent will determine the prime rate to be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page, as defined below, as that bank's prime rate or base lending rate as in effect for that Interest Determination Date.

      - If fewer than four rates appear on the Reuters Screen USPRIME 1 Page for that Interest Determination Date, the Calculation Agent will determine the prime rate to be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on that Interest Determination Date by at least three major banks in The City of New York selected by the Calculation Agent, after consultation with the Operating Partnership.

      - If the banks selected are not quoting as mentioned above, the prime rate will remain the prime rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

      "Reuters Screen USPRIME 1 Page" means the display designated as page "USPRIME 1" on the Reuters Monitor Money Rates Service, or any successor service, or any other page as may replace the USPRIME 1 Page on that service for the purpose of displaying prime rates or base lending rates of major United States banks.

Determination of Treasury Rate.

      "Treasury rate" means:

      - the rate from the auction held on the applicable Interest Determination Date, which is referred to as the "auction," of direct obligations of the United States, which are commonly referred to as "Treasury Bills," having the Index Maturity specified on the face hereof as that rate appears under the caption "INVESTMENT RATE" on the display on Bridge Telerate, Inc., or any successor service, on page 56 or any other page as may replace page 56 on that service, which is referred to as "Telerate Page 56," or page 57 or any other page as may replace page 57 on that service, which is referred to as "Telerate Page 57," or

      - if the rate described in the first bullet point is not published by 3:00 p.m., New York City time, on the Calculation Date, the bond equivalent yield of the rate for the applicable Treasury Bills as published in the H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Auction High," or

      - if the rate described in the second bullet point is not published by 3:00 p.m., New York City time, on the related Calculation Date, the bond equivalent yield of the auction rate of the applicable Treasury Bills, announced by the United States Department of the Treasury, or

      - in the event that the rate referred to in the third bullet point is not announced by the United States Department of the Treasury, or if the auction is not held, the bond equivalent yield of the rate on the applicable Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof published in H.15(519) under the caption "U.S. Government Securities/Treasury Bills/Secondary Market," or

      - if the rate referred to in the fourth bullet point is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date of the applicable Treasury Bills as published in H.15 Daily Update, or other recognized electronic source used for the purpose of displaying the applicable rate, under the caption "U.S. Government Securities/Treasury Bills/Secondary Market," or

      - if the rate referred to in the fifth bullet point is not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on the applicable Interest Determination Date calculated by the Calculation Agent as the bond equivalent yield of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on the applicable Interest Determination Date, of three primary United States government securities dealers, which may include the agent or its affiliates, selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof, or

      - if the dealers selected by the Calculation Agent are not quoting as mentioned in the sixth bullet point, the Treasury rate for the immediately preceding Interest Reset Period, or, if there was no Interest Reset Period, the rate of interest payable will be the Initial Interest Rate.

      The "bond equivalent yield" means a yield calculated in accordance with the following formula and expressed as a percentage:

                                                  D x N
                     Bond Equivalent Yield = --------------- x 100
                                              360 - (D x M)

where "D" refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis, "N" refers to 365 or 366, as the case may be, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

      The Operating Partnership will pay any administrative costs imposed by banks in connection with sending payments by wire transfer, but any tax, assessment or governmental charge imposed upon payments will be borne by the Holders of the Notes in respect of which payments are made.

      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof and, if so specified on the face hereof, in the Addendum hereto, which further provisions shall for all purposes have the same force and effect as though fully set forth on the face hereof.

      This Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or become valid or obligatory for any purpose, until the certificate of authentication hereon shall have been signed by or on behalf of the Trustee under such Indenture.

      Notwithstanding the foregoing, if an Addendum is attached hereto or "Other/Additional Provisions" apply to this Note as specified on the face hereof, this Note shall be subject to the terms set forth in such Addendum or such "Other/Additional Provisions."

      IN WITNESS WHEREOF, the Operating Partnership has caused this Instrument to be duly executed.

Dated:                                     AMB PROPERTY L.P.
      -------------------
                                           By: AMB PROPERTY CORPORATION,
                                           as General Partner


                                                By:
                                                    ----------------------------
                                                    Michael A. Coke
                                                    Executive Vice President and
                                                    Chief Financial Officer


TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated and referred to in the within-mentioned Indenture.

STATE STREET BANK AND TRUST
COMPANY OF CALIFORNIA, N.A., as Trustee


By:
    ----------------------------
         Authorized Signatory

                                    (REVERSE)

                                AMB PROPERTY L.P.
                           MEDIUM-TERM NOTE, SERIES B
                                 (FLOATING RATE)

      This Note is one of a duly authorized issue of debt securities of the Operating Partnership (hereinafter called the "Securities") of the series hereinafter specified, unlimited in aggregate principal amount, all issued or to be issued under or pursuant to an Indenture dated as of June 30, 1998, as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, among the Operating Partnership, AMB Property Corporation, a Maryland corporation and general partner of the Operating Partnership (the "Guarantor"), and State Street Bank and Trust Company of California, N.A., as Trustee; to which Indenture and all indentures supplemental thereto (herein collectively called the "Indenture") reference is hereby made for a specification of the rights and limitation of rights thereunder of the Holders of the Securities, the rights and obligations thereunder of the Operating Partnership and the rights, duties and immunities thereunder of the Trustee. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption or repayment provisions (if any), may be subject to different covenants and defaults and may otherwise vary as provided in the Indenture. This Note is one of a series designated as "Series B Medium-Term Notes" (hereinafter referred to as the "Notes") of the Operating Partnership, of up to $400,000,000 in aggregate principal amount. All terms used in this Note which are defined in the Indenture and which are not otherwise defined in this Note shall have the meanings assigned to them in the Indenture. The terms of the Notes include those stated in the Indenture and those made a part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Notes are subject to all such terms, and the Holders are referred to the Indenture and such Act for a statement of such terms. To the extent any provision of this Note conflicts with the provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

      Unless stated to the contrary on the face hereof, this Note is issuable only in registered form without coupons in Book-Entry form represented by one or more global notes (each a "Global Note") recorded in the book-entry system maintained by the Depository. If specified on the face hereof, this Note is issuable in certificated form issued to, and registered in the name of, the beneficial owner or its nominee (a "Certificated Note").

      Unless a different minimum Authorized Denomination is set forth on the face hereof, this Note is issuable in minimum denominations of (i) if the Specified Currency of this Note is U.S. dollars, U.S. $1,000 and in any larger amount in integral multiples of $1,000 and (ii) if the Specified Currency of this Note is a currency other than U.S. dollars (a "Foreign Currency") or is a composite currency, the equivalent in such Foreign Currency or composite currency determined in accordance with the Market Exchange Rate (as defined below) for such Foreign Currency or composite currency on the Business Day immediately preceding the date on which the Operating Partnership accepts an offer to purchase a Note, of U.S. $1,000 (rounded to an integral multiple of 1,000 units of the Foreign Currency or composite currency), and in any larger amount in integral multiples of 1,000 units.

      If this is a Global Note representing Book-Entry Notes, this Note may be transferred or exchanged only through DTC. In the manner and subject to the limitations provided in the Indenture, if this is a Certificated Note, it may be transferred or exchanged, without charge except for any tax or other governmental charge imposed in relation thereto, for other Notes of authorized denominations for a like aggregate principal amount, at the office or agency of the Operating Partnership in the Borough of Manhattan of The City of New York, or, at the option of the Holder, such office or agency, if any, maintained by the Operating Partnership in the city in which the principal executive offices of the Operating Partnership are located or the city in which the principal corporate trust office of the Trustee is located.

      The principal (and premium, if any) and interest on, this Note is payable by the Operating Partnership in the Specified Currency.

      If this Note is denominated in a Foreign Currency, in the event that the Foreign Currency is not available for payment at a time at which any payment is required hereunder due to the imposition of exchange controls or other circumstances beyond the control of the Operating Partnership or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions within the international banking community, the Operating Partnership may, in full satisfaction of its obligation to make such payment, make instead a payment in an equivalent amount of U.S. dollars, determined by the Exchange Rate Agent, as specified on the face hereof, on the basis of the Market Exchange Rate for such Foreign Currency on the second Business Day prior to such payment date or, if such Market Exchange Rate is not then available, on the basis of the most recently available Market Exchange Rate; provided, however, that if such Specified Currency is replaced by a single European currency, the payment of principal of (and premium, if any) or interest, if any, on this Note denominated in such currency shall be effected in the new single European currency in conformity with legally applicable measures taken pursuant to, or by virtue of, the treaty establishing the European Community, as amended by the treaty on European Unity. The "Market Exchange Rate" for the Specified Currency means the noon dollar buying rate in The City of New York for cable transfers for the Specified Currency as certified for customs purposes by (or if not so certified, as otherwise determined by) the Federal Reserve Bank of New York. Any payment made under such circumstances in U.S. dollars or a new single European currency where the required payment is in a Specified Currency other than U.S. dollars or such single European currency, respectively, will not constitute an Event of Default (as defined in the Indenture).

      If the Specified Currency is a composite currency and if such composite currency is unavailable due to the imposition of exchange controls or other circumstances beyond the control of the Operating Partnership, then the Operating Partnership will be entitled to satisfy its obligations to the Holder of this Note by making such payment in U.S. dollars. The amount of each payment in U.S. dollars shall be computed by the Exchange Rate Agent on the basis of the equivalent of the composite currency in U.S. dollars. The component currencies of the composite currency for this purpose (collectively, the "Component Currencies" and each, a "Component Currency") shall be the currency amounts that were components of the composite currency as of the last day on which the composite currency was used. The equivalent of the composite currency in U.S. dollars shall be calculated by aggregating the U.S. dollar equivalents of the Component Currencies. The U.S. dollar equivalent of each of the Component Currencies shall be determined by the Exchange Rate Agent on the basis of the most recently available Market Exchange Rate for each such Component Currency, or as otherwise specified on the face hereof.

      If the official unit of any Component Currency is altered by way of combination or subdivision, the number of units of the currency as a Component Currency shall be divided or multiplied in the same proportion. If two or more Component Currencies are consolidated into a single currency, the amounts of those currencies as Component Currencies shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Component Currencies expressed in such single currency. If any Component Currency is divided into two or more currencies, the amount of the original Component Currency shall be replaced by the amounts of such two or more currencies, the sum of which shall be equal to the amount of the original Component Currency.

      All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder of this Note.

      If a Redemption Commencement Date is specified on the face hereof, this Note may be redeemed, whether or not any other Note is concurrently redeemed, at the option of the Operating Partnership, in whole, or from time to time in part, on any Business Day on or after such Redemption Commencement Date and prior to the Maturity Date, upon mailing by first-class mail, postage prepaid, a notice of such redemption not less than 30 nor more than 60 days prior to the actual date of redemption ("Redemption Date"), to the Holder of this Note at such Holder's address appearing in the Security Register, as provided in the Indenture (provided that, if the Holder of this Note is a Depository or a nominee of a Depository, notice of such redemption shall be given in accordance with any applicable provisions of such written agreement between the Operating Partnership, the Trustee and such Depository (or its nominee) as may be in effect from time to time), at the Redemption Price (as defined below), together in each case with interest accrued to the Redemption Date (subject to the right of the Holder of record on a Regular Record Date to receive interest due on an Interest Payment Date). The "Redemption Price" shall be equal to (i) the Initial Redemption Percentage specified on the face of this Note, as adjusted downward on each anniversary of the Redemption Commencement Date by the Annual Redemption Price Reduction, if any, specified on the face hereof, multiplied by (ii) the unpaid Principal Amount of this Note to be redeemed. In the event of redemption of this Note in part only, a new Note or Notes of this series, and of like tenor, for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

      If an Optional Repayment Date(s) is specified on the face hereof, this Note will be subject to repayment by the Operating Partnership at the option of the Holder hereof on such Optional Repayment Date(s), in whole or in part in increments of U.S. $1,000 or other increments specified on the face hereof (as long as any remaining principal is at least $1,000 or another specified minimum denomination), at the Repayment Price specified on the face hereof, together with unpaid interest accrued hereon to the date of repayment ("Repayment Date"). For this Note to be repaid, this Note must be received, together with the form hereon entitled "Option to Elect Repayment" duly completed, by the Trustee at the corporate trust office of the Trustee's Affiliate, State Street Bank and Trust Company, at 61 Broadway Street, New York, New York (or at such other address of which the Operating Partnership shall from time to time designate and notify Holders of the Notes) at least 30 but not more than 60 days prior to the Repayment Date. Exercise of such repayment option by the Holder hereof will be irrevocable. In the event of repayment of this Note in part only, a new Note of like tenor for the unrepaid portion hereof and otherwise having the same terms as this Note shall be issued in the name of the Holder hereof upon the presentation and surrender hereof.

      If this is a Global Note representing Book-Entry Notes, only the Depository may exercise the repayment option in respect of this Note. Accordingly, if this is a Global Security representing Book-Entry Notes and the beneficial owner desires to have all or any portion of the Book-Entry Note represented by this Global Security repaid, the beneficial owner must instruct the participant through which he owns his interest to direct the Depository to exercise the repayment option on his behalf by delivering this Note and duly completed election form to the Trustee as aforesaid.

      If this Note is an Original Issue Discount Note, as specified on the face hereof, the amount payable to the Holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to the sum of
(i) the Issue Price specified on the face hereof (increased by any accruals of the Discount, as defined below) multiplied, in the event of any redemption or repayment of this Note (if applicable), by the Redemption Price or Repayment Price, as the case may be, and (ii) any unpaid interest on this Note accrued from the Original Issue Date to the Redemption Date, Repayment Date or date of acceleration of maturity, as the case may be. The difference between the Issue Price, as specified on the face hereof, and 100% of the principal amount of this
Note is referred to herein as the "Discount".

      For purposes of determining the amount of Discount that has accrued as of any Redemption Date, Repayment Date or date of acceleration of maturity of this Note, such Discount will be accrued so as to cause the yield on the Note to be constant. The constant yield will be calculated using a 30-day month, 360-day year convention, a compounding period that, except for the Initial Period (as defined below), corresponds to the shortest period between Interest Payment Dates (with ratable accruals within a compounding period) and an assumption that the maturity of this Note will not be accelerated. If the period from the Original Issue Date to the initial Interest Payment Date (the "Initial Period") is shorter than the compounding period for this Note, a proportionate amount of the yield for an entire compounding period will be accrued. If the Initial Period is longer than the compounding period, then such period will be divided into a regular compounding period and a short period, with the short period being treated as provided in the preceding sentence.

      In case a default, as defined in the Indenture, shall occur and be continuing with respect to the Notes, the principal amount of all Notes then outstanding under the Indenture may be declared or may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be annulled by the Holders of a majority in principal amount of the Notes outstanding.

      To the extent permitted by, and as provided in, the Indenture, the Operating Partnership may enter into one or more supplements to the Indenture for the purpose of modifying or altering the Indenture, without the consent of any Holders of Notes, for the limited purposes described in the Indenture.

      To the extent permitted by, and as provided in, the Indenture, the Operating Partnership may enter into one or more supplements to the Indenture for the purpose of modifying or altering the rights and obligations of the Operating Partnership and the Holders of the Securities (as defined in the Indenture) with the consent of the Holders of not less than a majority in principal amount of all Outstanding Securities (as defined in the Indenture) of any series affected, evidenced as provided in the Indenture.

      The Indenture contains provisions for legal defeasance and covenant defeasance with respect to the Notes, in each case, upon compliance with certain conditions set forth therein, which provisions apply to the Notes.

      The Operating Partnership, the Trustee, any Authenticating Agent, any paying agent and any Security registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Note shall be overdue and notwithstanding any notice of ownership or other writing hereon by anyone other than the Operating Partnership or any Security registrar) for the purpose of receiving payment of or on account of the principal hereof (and premium, if any), and interest hereon, and for all other purposes, and none of the Operating Partnership, the Trustee, an Authenticating Agent, a paying agent nor the Security registrar shall be affected by any notice to the contrary. All such payments shall be valid and effectual to satisfy and discharge the liability upon this Note to the extent of the sum or sums so paid.

      No recourse under or upon any obligation, covenant or agreement of the Indenture or of this Note, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, partner, stockholder, officer or director, as such, past, present or future, of the Operating Partnership or the Guarantor or of any successor entity, either directly or through the Operating Partnership or the Guarantor, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and this Note are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by the incorporators, partners, stockholders, officers or directors, as such, of the Operating Partnership or the Guarantor or of any successor entity, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or this Note or implied therefrom; and that any and all such personal liability, either at common law or in equity or by constitution or statute, or any and all such rights and claims against, every such incorporator, partner, stockholder, officer or director, as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or this Note or implied therefrom, are, by acceptance of this Note, hereby expressly waived and released as a condition of, and as consideration for, the issue of this Note. In the event of any sale or transfer of its assets and liabilities substantially as an entirety to a successor entity, the predecessor entity may be dissolved and liquidated as more fully set forth in the Indenture.

      All U.S. dollar amounts used in or resulting from calculations referred to in this Note shall be rounded to the nearest cent (with one half cent being rounded upwards).

      THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                PARENT GUARANTEE

      FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with the Subsidiary Guarantors, if any, unconditionally guarantees to the Holder of the accompanying Series B Medium-Term Note (the "Note") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of June 30, 1998 (together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, the "Indenture") among the Operating Partnership, AMB Property Corporation and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such Note when and as the same shall become due and payable, whether at the Maturity Date (as defined in the Note), by acceleration, by redemption, repurchase or otherwise, and (b) the full and prompt payment of the interest on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Maturity Date, upon acceleration, by redemption or repayment or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Subsidiary Guarantors, if any, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or any Note; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or any Note; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or any Note; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under any Note; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of any Note; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of this Parent Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership or the Trustee fully to perform any of its obligations set forth in the Indenture or any Note; (k) the invalidity, irregularity or unenforceability of the Indenture or any Note or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any Note or consent or indulgence granted to the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of any Guarantor or the Operating Partnership, any right to require a proceeding first against any other Guarantor or the Operating Partnership, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Parent Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Parent Guarantee.

      No reference herein to such Indenture and no provision of this Parent Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the Note.

      THIS PARENT GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

      This Parent Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Parent Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

      An Event of Default under the Indenture or any Note shall constitute an event of default under this Parent Guarantee, and shall entitle the Holder of the Note to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

      Notwithstanding any other provision of this Parent Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against any other Guarantor or the Operating Partnership that arise from the existence or performance of its obligations under this Parent Guarantee (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against any Guarantor or the Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any Guarantor or the Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The undersigned hereby agrees not to exercise any rights which may be acquired by way of contribution under this Parent Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor's Conditional Rights and either
(i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any payment made by any Guarantor or the Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of such Holder and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent any Guarantor or the Operating Partnership makes any payment to such Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

      To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holders' right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor's Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor, the Operating Partnership or the undersigned to Holders may be determined to be a Preferential Payment.

      The obligations of the undersigned to the Holder of the Note and to the Trustee pursuant to this Parent Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the Indenture for the precise terms of this Parent Guarantee and all of the other provisions of the Indenture to which this Parent Guarantee relates.

      Capitalized terms used in this Parent Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, the undersigned has caused this Parent Guarantee to be duly executed.

      Dated:
             -------------------

                                                AMB PROPERTY CORPORATION

                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto:


PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE:
                                          --------------------------------


--------------------------------------------------------------------------------
            (Please print or typewrite name and address of Assignee,
                     including postal zip code of assignee)


--------------------------------------------------------------------------------


this Note and all rights thereunder, hereby irrevocably constituting and appointing:

--------------------------------------------------------------------------------

Attorney, to transfer this Note on the books of the Trustee, with full power of substitution in the premises.





Dated:
      ---------------------          -------------------------------------------
                                     Notice: The signature(s) on this Assignment
                                             must correspond with the name(s) as
                                             written upon the face of this Note
                                             in every particular, without
                                             alteration or enlargement or any
                                             change whatsoever.

                            OPTION TO ELECT REPAYMENT


      The undersigned hereby requests and irrevocably instructs the Operating Partnership to repay the within Note on the Optional Repayment Date specified on the face hereof occurring at least 30 but not more than 60 days after the date of receipt of the within Note by the Trustee at the corporate trust office of the Trustee's Affiliate, State Street Bank and Trust Company, at 61 Broadway Street, New York, New York (or at such other addresses of which the Operating Partnership shall notify the Registered holders of the Note of this series).

      (    ) In whole

      (    ) In part equal to $_________________ (must be a whole multiple of
             $1,000 and the remaining principal amount must be at least $1,000; or if the Note is denominated in a Foreign Currency or composite currency, rounded integrals of 1,000 units of the Foreign Currency or composite currency and the remaining principal amount must be at least 1,000 units of the Foreign Currency or composite currency)


at a price equal to the Repayment Price, determined in accordance with the terms of the Note.


Signature:                                Please print or type name and address:


---------------------------------------   --------------------------------------
Notice: The signature on this Option to
        Elect Repayment must correspond   --------------------------------------
        with the name as written upon
        the face of the within            --------------------------------------
        instrument in every particular
        without alteration or             --------------------------------------
        enlargement or any change
        whatever.

                                  ABBREVIATIONS

      The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:



TEN COM--as tenants in common

TEN ENT--as tenants by the entireties

JT TEN--as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT--       Custodian
                   ------          -------
                   (Cust)          (Minor)

Under Uniform Gifts to Minors Act
                                  -----------
                                    (State)

Additional abbreviations may also be used though not in the above list.

                                                                       EXHIBIT C

                              SUBSIDIARY GUARANTEE

      FOR VALUE RECEIVED, the undersigned hereby jointly and severally with the Parent Guarantor pursuant to the Parent Guarantee and any other Subsidiary Guarantors under their respective Subsidiary Guarantees, unconditionally guarantees to the Holder of the accompanying Series B Medium-Term Note (the "Note") issued by AMB Property, L.P. (the "Operating Partnership") under an Indenture dated as of June 30, 1998 (together with the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture, each dated as of June 30, 1998, the Fourth Supplemental Indenture dated as of August 15, 2000 and the Fifth Supplemental Indenture dated as of May 7, 2002, the "Indenture") among the Operating Partnership, AMB Property Corporation, and State Street Bank and Trust Company of California, N.A., as trustee (the "Trustee"), (a) the full and prompt payment of the principal of and premium, if any, on such Note when and as the same shall become due and payable, whether at the Maturity Date (as defined in the Note), by acceleration, by redemption, repurchase or otherwise, and (b) the full and prompt payment of the interest on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture. In case of the failure of the Operating Partnership punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Maturity Date, upon acceleration, by redemption or repayment or otherwise, and as if such payment were made by the Operating Partnership. The undersigned hereby agrees, jointly and severally with the Parent Guarantor pursuant to the Parent Guarantee and any other Subsidiary Guarantors under their respective Subsidiary Guarantees, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture;
(b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Operating Partnership or the Guarantors of any or all of the obligations, covenants or agreements of any of them contained in the Indenture or any Note; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or any Note; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or any Note; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under any Note;
(f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of any Note; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Operating Partnership or any of the assets of any of them, or any allegation or contest of the validity of this Subsidiary Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Operating Partnership from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Operating Partnership Trustee fully to perform any of its obligations set forth in the Indenture or any Note; (k) the invalidity, irregularity or unenforceability of the Indenture or any Note or any part of any thereof; (l) any judicial or governmental action affecting the Operating Partnership or any Note or consent or indulgence granted to the Operating Partnership by the Holders or by the Trustee; or (m) the recovery of any judgment against the Operating Partnership or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor. The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of any Guarantor or the Operating Partnership, any right to require a proceeding first against any other Guarantor or the Operating Partnership, protest or notice with respect to such Note or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged except by complete performance of the obligations contained in such Note and in this Subsidiary Guarantee.

      No reference herein to such Indenture and no provision of this Subsidiary Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the Note.

      THIS SUBSIDIARY GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      The validity and enforceability of this Subsidiary Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

      An Event of Default under the Indenture or any Note shall constitute an event of default under this Subsidiary Guarantee, and shall entitle the Holder of any Note to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Operating Partnership.

      Notwithstanding any other provision of this Subsidiary Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against any Guarantor or the Operating Partnership that arise from the existence or performance of its obligations under this Subsidiary Guarantee (all such claims and rights are referred to as "Guarantor's Conditional Rights"), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against any Guarantor or the Operating Partnership, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from any Guarantor or the Operating Partnership, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights. The undersigned hereby agrees not to exercise any rights which may be acquired by way of contribution under this Subsidiary Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights. If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned party on account of any such Guarantor's Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to the undersigned, any payment made by any Guarantor or the Operating Partnership to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of the Holders and shall forthwith be paid such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a "Preferential Payment" to the extent any Guarantor or the Operating Partnership makes any payment to Holder in connection with the Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

      To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor or the Operating Partnership or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor's Conditional Rights to the extent not validly waived shall be subordinate to Holders' right to full payment and performance of the indebtedness and the undersigned shall not enforce any of its respective portion of the Guarantors' Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by any Guarantor or the Operating Partnership or the undersigned to Holders may be determined to be a Preferential Payment.

      The undersigned's liability (the "Base Guaranty Liability") shall be that amount from time to time equal to the aggregate liability of the undersigned hereunder, but shall be limited to the lesser of (A) the aggregate amount of the obligation as stated in the second sentence of Section 1401 of the Indenture, and (B) the amount, if any, which would not have (i) rendered the undersigned "insolvent" (as such term is defined in Section 101(29) of the Federal Bankruptcy Code and in Section 271 of the Debtor and Creditor Law of the State of New York, as each is in effect at the date of the Indenture) or (ii) left the undersigned with unreasonably small capital at the time this Subsidiary Guarantee was entered into, after giving effect to the incurrence of existing Debt (as defined in the Indenture) immediately prior to such time, provided that, it shall be a presumption in any lawsuit or other proceeding in which the undersigned is a party that the amount guaranteed is the amount set forth in (A) above unless a creditor, or representative of creditors of the undersigned or a trustee in bankruptcy of the undersigned, as debtor in possession, otherwise proves in such a lawsuit that the aggregate liability of the undersigned is limited to the amount set forth in (B). In making any determination as to the solvency or sufficiency of capital of the undersigned in accordance with the previous sentence, the right of the undersigned to contribution from the other Guarantors, to subrogation and any other rights the undersigned may have, contractual or otherwise, shall be taken into account.

      The obligations of the undersigned to the Holder of any Note and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article 14 of the Indenture and reference is hereby made to the

Indenture for the precise terms of the Subsidiary Guarantee and all of the other provisions of the Indenture to which this Subsidiary Guarantee relates.

      Capitalized terms in this Subsidiary Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

      IN WITNESS WHEREOF, the undersigned has caused this Subsidiary Guarantee to be duly executed.

Dated:
       --------------------



                                             [NAME OF SUBSIDIARY]



                                             By:
                                                 -------------------------------